AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2021

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Matt Rohrmann
Investor Contact
(212) 940-3339
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2020 and consolidated statements of operations for the years ended December 31, 2020 and December 31, 2019.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.
Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for catastrophes and other weather-related losses including losses related to the COVID-19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•the adverse impact of the ongoing COVID-19 pandemic on our business, results of operations, financial condition, and liquidity;
•the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters;
•the impact of global climate change on our business, including the possibility that we do not adequately assess or reserve for the increased frequency and severity of natural catastrophes;
•losses from war, terrorism and political unrest, or other unanticipated losses;
•actual claims exceeding loss reserves;
•general economic, capital and credit market conditions, including fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency rates;
•the failure of any of the loss limitation methods we employ;
•the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions;
•the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased;
•the loss of business provided to us by major brokers;
•breaches by third parties in our program business of their obligations to us;
•difficulties with technology and/or data security;
•the failure of our policyholders or intermediaries to pay premiums;
•the failure of our cedants to adequately evaluate risks;
•the inability to obtain additional capital on favorable terms, or at all;
•the loss of one or more of our key executives;
•a decline in our ratings with rating agencies;
•changes in accounting policies or practices;
•the use of industry models and changes to these models;
•changes in governmental regulations and potential government intervention in our industry;
•inadvertent failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices;
i

•changes in the political environment of certain countries in which we operate or underwrite business including the United Kingdom's withdrawal from the European Union;
•changes in tax laws; and
•other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov. Readers are urged to carefully consider all such factors as the COVID-19 pandemic may have the effect of heightening many of the other risks and uncertainties described.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore renewable energy installations. This line of business includes primary and excess risks, some of which are catastrophe-exposed.
Marine: provides cover for traditional marine classes, including offshore energy, renewable offshore energy, cargo, liability, recreational marine, fine art, specie, and hull war. Offshore energy coverage includes physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides cover for physical damage and business interruption of an insured following an act of terrorism and includes kidnap and ransom, and crisis management insurance.
Aviation: provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, cyber and privacy insurance, medical malpractice and other financial insurance related covers for commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low to mid-level excess and umbrella commercial liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability business predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.
Accident and Health: includes accidental death, travel insurance and specialty health products for employer and affinity groups.
Discontinued Lines - Novae: includes those lines of business that Novae Group plc ("Novae") exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. These discontinued insurance lines include financial institutions, professional indemnity, international liability, and international direct and facultative property.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including workers compensation and personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and excess of loss basis.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in the underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is property damage but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, flood, industrial explosions, fire, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis.
Credit and Surety: provides reinsurance of trade credit insurance products and includes proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world. Mortgage reinsurance is also provided to mortgage guaranty insurers and U.S. government-sponsored entities for losses related to credit risk transfer into the private sector.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability, cyber, and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Motor: provides protection to insurers for motor liability and property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered.
Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability, and excess casualty.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment, and electronic equipment as well as business interruption. The Company exited this line of business in 2020.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.
Marine and Aviation: includes specialty marine classes such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability. This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis.

Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of loss basis.
Discontinued Lines - Novae: includes those lines of business that Novae exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. These discontinued reinsurance lines include motor reinsurance, general liability reinsurance, and international facultative property.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended September 30,				Nine months ended September 30,
		2021	2020	Change		2021	2020	Change

HIGHLIGHTS	Gross premiums written	$1,646,489	$1,331,178	23.7%		$6,123,156	$5,478,519	11.8%
	Gross premiums written - Insurance	71.5%	70.3%	1.2	pts	57.9%	53.2%	4.7	pts
	Gross premiums written - Reinsurance	28.5%	29.7%	(1.2)	pts	42.1%	46.8%	(4.7)	pts
	Net premiums written	$996,471	$815,982	22.1%		$3,979,215	$3,550,960	12.1%
	Net premiums earned	$1,211,427	$1,091,312	11.0%		$3,472,090	$3,283,941	5.7%
	Net premiums earned - Insurance	56.2%	52.2%	4.0	pts	55.6%	52.0%	3.6	pts
	Net premiums earned - Reinsurance	43.8%	47.8%	(4.0)	pts	44.4%	48.0%	(3.6)	pts
	Net income (loss) available (attributable) to common shareholders	$47,385	$(72,945)	nm		$391,028	$(145,855)	nm
	Operating income (loss) [a]	1,044	(65,068)	nm		254,289	(157,977)	nm
	Annualized return on average common equity [b]	3.9%	(6.2%)	10.1	pts	10.9%	(4.1)%	15.0	pts
	Annualized operating return on average common equity [c]	0.1%	(5.5%)	5.6	pts	7.1%	(4.4)%	11.5	pts
	Total shareholders’ equity	$5,335,055	$5,265,895	1.3%		$5,335,055	$5,265,895	1.3%

PER COMMON SHARE AND COMMON SHARE DATA	Earnings (loss) per diluted common share	$0.56	($0.87)	nm		$4.59	($1.73)	nm
	Operating income (loss) per diluted common share [d]	$0.01	($0.77)	nm		$2.98	($1.88)	nm
	Weighted average diluted common shares outstanding	85,336	84,308	1.2%		85,191	84,235	1.1%
	Book value per common share	$56.45	$55.94	0.9%		$56.45	$55.94	0.9%
	Book value per diluted common share (treasury stock method)	$54.86	$54.75	0.2%		$54.86	$54.75	0.2%
	Tangible book value per diluted common share (treasury stock method) [a]	$51.89	$51.52	0.7%		$51.89	$51.52	0.7%

FINANCIAL RATIOS	Current accident year loss ratio excluding catastrophe and weather-related losses	55.4%	58.5%	(3.1)	pts	55.4%	57.8%	(2.4)	pts
	Catastrophe and weather-related losses ratio	20.7%	22.2%	(1.5)	pts	11.3%	17.5%	(6.2)	pts
	Current accident year loss ratio	76.1%	80.7%	(4.6)	pts	66.7%	75.3%	(8.6)	pts
	Prior year reserve development ratio	(0.9%)	(0.1%)	(0.8)	pts	(0.7%)	(0.3%)	(0.4)	pts
	Net losses and loss expenses ratio	75.2%	80.6%	(5.4)	pts	66.0%	75.0%	(9.0)	pts
	Acquisition cost ratio	19.1%	21.1%	(2.0)	pts	19.3%	21.2%	(1.9)	pts
	General and administrative expense ratio [e]	13.1%	12.8%	0.3	pts	13.8%	13.4%	0.4	pts
	Combined ratio	107.4%	114.5%	(7.1)	pts	99.1%	109.6%	(10.5)	pts

INVESTMENT DATA	Total assets	$27,935,137	$26,452,996	5.6%		$27,935,137	$26,452,996	5.6%
	Total cash and invested assets [f]	16,470,740	15,575,897	5.7%		16,470,740	15,575,897	5.7%
	Net investment income	107,339	101,956	5.3%		326,174	240,098	35.9%
	Net investment gains	10,932	55,609	(80.3%)		$113,868	$45,777	nm
	Book yield of fixed maturities	1.9%	2.3%	(0.4)	pts	1.9%	2.3%	(0.4)	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE") and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE") and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this document. Loss per diluted common share and operating loss per diluted common share for the three and nine months ended September 30, 2020, were calculated using weighted average common shares outstanding due to the net loss attributable to common shareholders and operating loss recognized in these periods.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020

Revenues
Net premiums earned	$1,211,427	$1,091,312	$3,472,090	$3,283,941
Net investment income	107,339	101,956	326,174	240,098
Net investment gains	10,932	55,609	113,868	45,777
Other insurance related income (loss)	7,665	1,440	16,262	(5,270)
Total revenues	1,337,363	1,250,317	3,928,394	3,564,546

Expenses
Net losses and loss expenses	911,369	879,677	2,292,559	2,464,012
Acquisition costs	231,712	230,564	669,654	697,716
General and administrative expenses	157,960	138,823	478,820	436,538
Foreign exchange losses (gains)	(28,032)	60,734	(4,316)	8,760
Interest expense and financing costs	15,954	15,574	46,759	59,641
Reorganization expenses	—	1,413	—	822
Amortization of value of business acquired	1,028	1,028	3,083	4,111
Amortization of intangible assets	3,149	2,838	9,163	8,564
Total expenses	1,293,140	1,330,651	3,495,722	3,680,164

Income (loss) before income taxes and interest in income (loss) of equity method investments	44,223	(80,334)	432,672	(115,618)
Income tax (expense) benefit	(1,186)	12,056	(49,827)	6,030
Interest in income (loss) of equity method investments	11,911	2,896	30,871	(13,579)
Net income (loss)	54,948	(65,382)	413,716	(123,167)
Preferred share dividends	7,563	7,563	22,688	22,688
Net income (loss) available (attributable) to common shareholders	$47,385	$(72,945)	$391,028	$(145,855)

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS - QUARTER

	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q3 2019
UNDERWRITING REVENUES
Gross premiums written	$1,646,489	$1,941,186	$2,535,481	$1,348,419	$1,331,178	$1,406,506
Ceded premiums written	(650,018)	(737,328)	(756,595)	(562,970)	(515,196)	(550,425)
Net premiums written	996,471	1,203,858	1,778,886	785,449	815,982	856,081

Gross premiums earned	1,879,280	1,794,769	1,671,139	1,735,932	1,680,529	1,756,116
Ceded premiums earned	(667,853)	(637,828)	(567,417)	(648,564)	(589,217)	(598,809)
Net premiums earned	1,211,427	1,156,941	1,103,722	1,087,368	1,091,312	1,157,307
Other insurance related income (loss)	7,665	5,817	2,781	(2,819)	1,440	1,533
Total underwriting revenues	1,219,092	1,162,758	1,106,503	1,084,549	1,092,752	1,158,840

UNDERWRITING EXPENSES
Net losses and loss expenses	911,369	666,473	714,718	817,239	879,677	850,913
Acquisition costs	231,712	219,070	218,871	231,800	230,564	260,026
Underwriting-related general and administrative expenses [a]	134,826	128,961	132,668	116,345	117,835	126,619
Total underwriting expenses	1,277,907	1,014,504	1,066,257	1,165,384	1,228,076	1,237,558

UNDERWRITING INCOME (LOSS) [b]	(58,815)	148,254	40,246	(80,835)	(135,324)	(78,718)

OTHER (EXPENSES) REVENUES
Net investment income	107,339	104,672	114,165	109,503	101,956	115,763
Net investment gains	10,932	73,293	29,645	83,356	55,609	14,527
Corporate expenses [a]	(23,134)	(33,491)	(25,740)	(26,907)	(20,988)	(28,903)
Foreign exchange (losses) gains	28,032	(19,602)	(4,113)	(72,309)	(60,734)	59,543
Interest expense and financing costs	(15,954)	(15,235)	(15,571)	(15,408)	(15,574)	(18,042)
Reorganization expenses	—	—	—	(7,059)	(1,413)	(11,215)
Amortization of value of business acquired	(1,028)	(1,028)	(1,028)	(1,028)	(1,028)	(4,368)
Amortization of intangible assets	(3,149)	(3,324)	(2,690)	(2,827)	(2,838)	(2,831)
Total other (expenses) revenues	103,038	105,285	94,668	67,321	54,990	124,474

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	44,223	253,539	134,914	(13,514)	(80,334)	45,756
Income tax (expense) benefit	(1,186)	(27,865)	(20,776)	6,291	12,056	(8,147)
Interest in income of equity method investments	11,911	9,799	9,162	9,967	2,896	792

NET INCOME (LOSS)	54,948	235,473	123,300	2,744	(65,382)	38,401
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(10,656)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$47,385	$227,910	$115,737	$(4,819)	$(72,945)	$27,745

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above and in the 'Consolidated Statements of Operations - Year' section of this document.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS - QUARTER

	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q3 2019
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio excluding catastrophe and weather-related losses	55.4%	55.7%	55.1%	57.4%	58.5%	61.7%
Catastrophe and weather-related losses ratio	20.7%	2.5%	10.1%	18.4%	22.2%	14.1%
Current accident year loss ratio	76.1%	58.2%	65.2%	75.8%	80.7%	75.8%
Prior year reserve development ratio	(0.9%)	(0.6%)	(0.4%)	(0.6%)	(0.1%)	(2.3%)
Net losses and loss expenses ratio	75.2%	57.6%	64.8%	75.2%	80.6%	73.5%
Acquisition cost ratio	19.1%	18.9%	19.8%	21.3%	21.1%	22.5%
General and administrative expense ratio [a]	13.1%	14.1%	14.3%	13.1%	12.8%	13.4%
Combined ratio	107.4%	90.6%	98.9%	109.6%	114.5%	109.4%

Weighted average common shares outstanding	84,771	84,764	84,514	84,341	84,308	83,947
Weighted average diluted common shares outstanding	85,336	85,267	84,965	84,341	84,308	84,582
Earnings (loss) per common share	$0.56	$2.69	$1.37	($0.06)	($0.87)	$0.33
Earnings (loss) per diluted common share	$0.56	$2.67	$1.36	($0.06)	($0.87)	$0.33
Annualized ROACE	3.9%	19.3%	9.9%	(0.4%)	(6.2%)	2.3%
Annualized operating ROACE	0.1%	14.4%	7.1%	(1.4%)	(5.5%)	(2.7%)

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS - YEAR

	Nine months ended September 30,			Year ended December 31,
	2021	2020	2019	2020	2019
UNDERWRITING REVENUES
Gross premiums written	$6,123,156	$5,478,519	$5,637,491	$6,826,938	$6,898,858
Ceded premiums written	(2,143,941)	(1,927,559)	(1,934,031)	(2,490,529)	(2,409,243)
Net premiums written	3,979,215	3,550,960	3,703,460	4,336,409	4,489,615

Gross premiums earned	5,345,188	5,032,802	5,121,592	6,768,733	6,910,677
Ceded premiums earned	(1,873,098)	(1,748,861)	(1,706,466)	(2,397,424)	(2,323,499)
Net premiums earned	3,472,090	3,283,941	3,415,126	4,371,309	4,587,178
Other insurance related income (loss)	16,262	(5,270)	11,385	(8,089)	16,444
Total underwriting revenues	3,488,352	3,278,671	3,426,511	4,363,220	4,603,622

UNDERWRITING EXPENSES
Net losses and loss expenses	2,292,559	2,464,012	2,187,403	3,281,252	3,044,798
Acquisition costs	669,654	697,716	762,807	929,517	1,024,582
Underwriting-related general and administrative expenses [a]	396,455	361,623	398,540	477,968	505,735
Total underwriting expenses	3,358,668	3,523,351	3,348,750	4,688,737	4,575,115

UNDERWRITING INCOME (LOSS)	129,684	(244,680)	77,761	(325,517)	28,507

OTHER (EXPENSES) REVENUES
Net investment income	326,174	240,098	361,014	349,601	478,572
Net investment gains	113,868	45,777	48,522	129,133	91,233
Corporate expenses [a]	(82,365)	(74,915)	(97,468)	(101,822)	(129,096)
Foreign exchange (losses) gains	4,316	(8,760)	64,868	(81,069)	12,041
Interest expense and financing costs	(46,759)	(59,641)	(49,545)	(75,049)	(68,107)
Reorganization expenses	—	(822)	(29,310)	(7,881)	(37,384)
Amortization of value of business acquired	(3,083)	(4,111)	(24,666)	(5,139)	(26,722)
Amortization of intangible assets	(9,163)	(8,564)	(8,744)	(11,390)	(11,597)
Total other (expenses) revenues	302,988	129,062	264,671	196,384	308,940

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	432,672	(115,618)	342,432	(129,133)	337,447
Income tax (expense) benefit	(49,827)	6,030	(23,850)	12,321	(23,692)
Interest in income (loss) of equity method investments	30,871	(13,579)	5,645	(3,612)	9,718

NET INCOME (LOSS)	413,716	(123,167)	324,227	(120,424)	323,473
Preferred share dividends	(22,688)	(22,688)	(31,969)	(30,250)	(41,112)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$391,028	$(145,855)	$292,258	$(150,674)	$282,361

[a]  Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS - YEAR

	Nine months ended September 30,			Year ended December 31,
	2021	2020	2019	2020	2019
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio excluding catastrophe and weather-related losses	55.4%	57.8%	60.1%	57.7%	60.6%
Catastrophe and weather-related losses ratio	11.3%	17.5%	5.9%	17.7%	7.5%
Current accident year loss ratio	66.7%	75.3%	66.0%	75.4%	68.1%
Prior year reserve development ratio	(0.7%)	(0.3%)	(1.9%)	(0.3%)	(1.7%)
Net losses and loss expenses ratio	66.0%	75.0%	64.1%	75.1%	66.4%
Acquisition cost ratio	19.3%	21.2%	22.3%	21.3%	22.3%
General and administrative expense ratio [a]	13.8%	13.4%	14.5%	13.2%	13.9%
Combined ratio	99.1%	109.6%	100.9%	109.6%	102.6%

Weighted average common shares outstanding	84,684	84,235	83,872	84,262	83,894
Weighted average diluted common shares outstanding	85,191	84,235	84,420	84,262	84,473
Earnings (loss) per common share	$4.62	($1.73)	$3.48	($1.79)	$3.37
Earnings (loss) per diluted common share	$4.59	($1.73)	$3.46	($1.79)	$3.34
Annualized ROACE	10.9%	(4.1%)	8.6%	(3.2%)	6.3%
Annualized operating ROACE	7.1%	(4.4%)	6.1%	(3.7%)	4.7%
[a]     Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended September 30, 2021			Nine months ended September 30, 2021
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,176,500	$469,989	$1,646,489	$3,548,169	$2,574,987	$6,123,156
Ceded premiums written	(469,008)	(181,010)	(650,018)	(1,419,979)	(723,962)	(2,143,941)
Net premiums written	707,492	288,979	996,471	2,128,190	1,851,025	3,979,215

Gross premiums earned	1,142,550	736,730	1,879,280	3,232,391	2,112,797	5,345,188
Ceded premiums earned	(461,542)	(206,311)	(667,853)	(1,303,421)	(569,677)	(1,873,098)
Net premiums earned	681,008	530,419	1,211,427	1,928,970	1,543,120	3,472,090
Other insurance related income	468	7,197	7,665	1,435	14,827	16,262
Total underwriting revenues	681,476	537,616	1,219,092	1,930,405	1,557,947	3,488,352

UNDERWRITING EXPENSES
Net losses and loss expenses	442,681	468,688	911,369	1,131,753	1,160,806	2,292,559
Acquisition costs	123,529	108,183	231,712	348,172	321,482	669,654
Underwriting-related general and administrative expenses	104,905	29,921	134,826	307,777	88,678	396,455
Total underwriting expenses	671,115	606,792	1,277,907	1,787,702	1,570,966	3,358,668

UNDERWRITING INCOME (LOSS)	$10,361	$(69,176)	$(58,815)	$142,703	$(13,019)	$129,684

Catastrophe and weather-related losses, net of reinstatement premiums	$104,873	$144,957	$249,830	$151,987	$236,655	$388,642
Net favorable prior year reserve development	$5,418	$5,594	$11,012	$13,351	$9,787	$23,138

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	50.8%	61.4%	55.4%	51.6%	60.2%	55.4%
Catastrophe and weather-related losses ratio	15.0%	28.0%	20.7%	7.8%	15.7%	11.3%
Current accident year loss ratio	65.8%	89.4%	76.1%	59.4%	75.9%	66.7%
Prior year reserve development ratio	(0.8%)	(1.0%)	(0.9%)	(0.7%)	(0.7%)	(0.7%)
Net losses and loss expenses ratio	65.0%	88.4%	75.2%	58.7%	75.2%	66.0%
Acquisition cost ratio	18.1%	20.4%	19.1%	18.0%	20.8%	19.3%
Underwriting-related general and administrative expense ratio	15.4%	5.6%	11.2%	16.0%	5.8%	11.4%
Corporate expense ratio			1.9%			2.4%
Combined ratio	98.5%	114.4%	107.4%	92.7%	101.8%	99.1%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Nine months ended September 30,		Year ended December 31,
	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q3 2019	2021	2020	2020

INSURANCE SEGMENT
Property	$273,216	$320,393	$261,786	$255,606	$238,599	$241,517	$855,395	$741,043	$996,650
Marine	87,463	114,061	187,948	63,901	82,810	91,161	389,472	355,503	419,405
Terrorism	14,167	12,339	19,744	13,486	14,767	17,284	46,250	42,296	55,781
Aviation	32,954	29,742	20,402	23,946	22,702	17,623	83,098	63,725	87,671
Credit and Political Risk	27,651	43,140	37,451	56,264	24,473	32,528	108,242	100,151	156,414
Professional Lines	465,469	463,796	337,765	434,868	338,907	272,362	1,267,030	943,635	1,378,503
Liability	228,306	241,630	193,151	215,131	172,747	186,253	663,088	548,023	763,155
Accident and Health	46,644	43,481	44,847	40,843	39,262	34,054	134,971	117,743	158,585
Discontinued Lines - Novae	630	(110)	104	254	1,550	2,120	623	1,981	2,235
TOTAL INSURANCE SEGMENT	$1,176,500	$1,268,472	$1,103,198	$1,104,299	$935,817	$894,902	$3,548,169	$2,914,100	$4,018,399

REINSURANCE SEGMENT
Catastrophe	$88,396	$133,089	$250,956	$24,497	$74,656	$94,833	$472,441	$526,646	$551,143
Property	38,584	44,325	126,455	(1,115)	58,907	67,972	209,364	246,859	245,744
Credit and Surety	55,807	37,413	83,221	43,519	38,110	50,989	176,441	189,180	232,699
Professional Lines	24,279	148,398	131,255	45,888	31,752	23,540	303,932	267,047	312,935
Motor	12,151	39,781	223,524	(15,427)	(2,235)	25,367	275,455	319,867	304,439
Liability	166,085	182,106	269,201	113,591	136,791	146,690	617,393	505,322	618,913
Engineering	(660)	(2,502)	(2,428)	5,552	1,408	8,841	(5,590)	20,334	25,886
Agriculture	11,992	46,874	16,441	901	7,455	5,074	75,306	69,599	70,500
Marine and Aviation	12,427	25,613	32,340	10,900	6,341	9,727	70,382	62,202	73,103
Accident and Health	60,927	16,934	301,318	15,706	41,820	78,474	379,179	356,123	371,828
Discontinued Lines - Novae	1	683	—	108	356	97	684	1,240	1,349
TOTAL REINSURANCE SEGMENT	$469,989	$672,714	$1,432,283	$244,120	$395,361	$511,604	$2,574,987	$2,564,419	$2,808,539

CONSOLIDATED TOTAL	$1,646,489	$1,941,186	$2,535,481	$1,348,419	$1,331,178	$1,406,506	$6,123,156	$5,478,519	$6,826,938

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA - QUARTER AND PRIOR YEAR

							Year ended December 31,
	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q3 2019	2020
UNDERWRITING REVENUES
Gross premiums written	$1,646,489	$1,941,186	$2,535,481	$1,348,419	$1,331,178	$1,406,506	$6,826,938
Ceded premiums written	(650,018)	(737,328)	(756,595)	(562,970)	(515,196)	(550,425)	(2,490,529)
Net premiums written	996,471	1,203,858	1,778,886	785,449	815,982	856,081	4,336,409

Gross premiums earned	1,879,280	1,794,769	1,671,139	1,735,932	1,680,529	1,756,116	6,768,733
Ceded premiums earned	(667,853)	(637,828)	(567,417)	(648,564)	(589,217)	(598,809)	(2,397,424)
Net premiums earned	1,211,427	1,156,941	1,103,722	1,087,368	1,091,312	1,157,307	4,371,309
Other insurance related income (loss)	7,665	5,817	2,781	(2,819)	1,440	1,533	(8,089)
Total underwriting revenues	1,219,092	1,162,758	1,106,503	1,084,549	1,092,752	1,158,840	4,363,220

UNDERWRITING EXPENSES
Net losses and loss expenses	911,369	666,473	714,718	817,239	879,677	850,913	3,281,252
Acquisition costs	231,712	219,070	218,871	231,800	230,564	260,026	929,517
Underwriting-related general and administrative expenses	134,826	128,961	132,668	116,345	117,835	126,619	477,968
Total underwriting expenses	1,277,907	1,014,504	1,066,257	1,165,384	1,228,076	1,237,558	4,688,737

UNDERWRITING INCOME (LOSS)	$(58,815)	$148,254	$40,246	$(80,835)	$(135,324)	$(78,718)	$(325,517)

Catastrophe and weather-related losses, net of reinstatement premiums	$249,830	$28,562	$110,250	$198,028	$240,025	$159,869	$773,919
Net favorable prior year reserve development	$11,012	$6,808	$5,317	$6,559	$584	$26,727	$15,909

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	55.4%	55.7%	55.1%	57.4%	58.5%	61.7%	57.7%
Catastrophe and weather-related losses ratio	20.7%	2.5%	10.1%	18.4%	22.2%	14.1%	17.7%
Current accident year loss ratio	76.1%	58.2%	65.2%	75.8%	80.7%	75.8%	75.4%
Prior year reserve development ratio	(0.9%)	(0.6%)	(0.4%)	(0.6%)	(0.1%)	(2.3%)	(0.3%)
Net losses and loss expenses ratio	75.2%	57.6%	64.8%	75.2%	80.6%	73.5%	75.1%
Acquisition cost ratio	19.1%	18.9%	19.8%	21.3%	21.1%	22.5%	21.3%
Underwriting-related general and administrative expenses ratio	13.1%	14.1%	14.3%	13.1%	12.8%	13.4%	13.2%
Combined ratio	107.4%	90.6%	98.9%	109.6%	114.5%	109.4%	109.6%

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA - QUARTER AND PRIOR YEAR

							Year ended December 31,
	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q3 2019	2020
UNDERWRITING REVENUES
Gross premiums written	$1,176,500	$1,268,472	$1,103,198	$1,104,299	$935,817	$894,902	$4,018,399
Ceded premiums written	(469,008)	(555,587)	(395,384)	(476,066)	(390,960)	(377,852)	(1,660,898)
Net premiums written	707,492	712,885	707,814	628,233	544,857	517,050	2,357,501

Gross premiums earned	1,142,550	1,076,900	1,012,941	1,006,930	948,478	901,150	3,839,727
Ceded premiums earned	(461,542)	(445,225)	(396,655)	(417,160)	(378,294)	(364,699)	(1,540,689)
Net premiums earned	681,008	631,675	616,286	589,770	570,184	536,451	2,299,038
Other insurance related income	468	552	415	556	688	733	2,647
Total underwriting revenues	681,476	632,227	616,701	590,326	570,872	537,184	2,301,685

UNDERWRITING EXPENSES
Net losses and loss expenses	442,681	332,175	356,898	444,444	443,389	338,966	1,697,014
Acquisition costs	123,529	106,963	117,679	117,954	114,569	115,551	461,533
Underwriting-related general and administrative expenses	104,905	99,569	103,303	93,930	94,379	100,559	378,839
Total underwriting expenses	671,115	538,707	577,880	656,328	652,337	555,076	2,537,386

UNDERWRITING INCOME (LOSS)	$10,361	$93,520	$38,821	$(66,002)	$(81,465)	$(17,892)	$(235,701)

Catastrophe and weather-related losses, net of reinstatement premiums	$104,873	$11,088	$36,026	$118,185	$131,853	$41,313	$443,440
Net favorable prior year reserve development	$5,418	$6,427	$1,505	$4,417	$270	$14,609	$8,937

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	50.8%	51.8%	52.3%	56.1%	54.7%	58.2%	55.1%
Catastrophe and weather-related losses ratio	15.0%	1.8%	5.9%	20.0%	23.1%	7.7%	19.1%
Current accident year loss ratio	65.8%	53.6%	58.2%	76.1%	77.8%	65.9%	74.2%
Prior year reserve development ratio	(0.8%)	(1.0%)	(0.3%)	(0.7%)	—%	(2.7%)	(0.4%)
Net losses and loss expenses ratio	65.0%	52.6%	57.9%	75.4%	77.8%	63.2%	73.8%
Acquisition cost ratio	18.1%	16.9%	19.1%	20.0%	20.1%	21.5%	20.1%
Underwriting-related general and administrative expenses ratio	15.4%	15.8%	16.8%	15.9%	16.5%	18.8%	16.5%
Combined ratio	98.5%	85.3%	93.8%	111.3%	114.4%	103.5%	110.4%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA - QUARTER AND PRIOR YEAR

							Year ended December 31,
	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q3 2019	2020
UNDERWRITING REVENUES
Gross premiums written	$469,989	$672,714	$1,432,283	$244,120	$395,361	$511,604	$2,808,539
Ceded premiums written	(181,010)	(181,741)	(361,211)	(86,904)	(124,236)	(172,573)	(829,631)
Net premiums written	288,979	490,973	1,071,072	157,216	271,125	339,031	1,978,908

Gross premiums earned	736,730	717,869	658,198	729,002	732,051	854,966	2,929,006
Ceded premiums earned	(206,311)	(192,603)	(170,762)	(231,404)	(210,923)	(234,110)	(856,735)
Net premiums earned	530,419	525,266	487,436	497,598	521,128	620,856	2,072,271
Other insurance related income (loss)	7,197	5,265	2,366	(3,375)	752	800	(10,736)
Total underwriting revenues	537,616	530,531	489,802	494,223	521,880	621,656	2,061,535

UNDERWRITING EXPENSES
Net losses and loss expenses	468,688	334,298	357,820	372,795	436,288	511,947	1,584,238
Acquisition costs	108,183	112,107	101,192	113,846	115,995	144,475	467,984
Underwriting-related general and administrative expenses	29,921	29,392	29,365	22,415	23,456	26,060	99,129
Total underwriting expenses	606,792	475,797	488,377	509,056	575,739	682,482	2,151,351

UNDERWRITING INCOME (LOSS)	$(69,176)	$54,734	$1,425	$(14,833)	$(53,859)	$(60,826)	$(89,816)

Catastrophe and weather-related losses, net of reinstatement premiums	$144,957	$17,474	$74,224	$79,843	$108,172	$118,556	$330,479
Net favorable prior year reserve development	$5,594	$381	$3,812	$2,142	$314	$12,118	$6,972

KEY RATIOS
Current accident year loss ratio excluding catastrophe and weather-related losses	61.4%	60.4%	58.6%	59.0%	62.7%	64.8%	60.6%
Catastrophe and weather-related losses ratio	28.0%	3.3%	15.6%	16.3%	21.1%	19.6%	16.2%
Current accident year loss ratio	89.4%	63.7%	74.2%	75.3%	83.8%	84.4%	76.8%
Prior year reserve development ratio	(1.0%)	(0.1%)	(0.8%)	(0.4%)	(0.1%)	(1.9%)	(0.4%)
Net losses and loss expenses ratio	88.4%	63.6%	73.4%	74.9%	83.7%	82.5%	76.4%
Acquisition cost ratio	20.4%	21.3%	20.8%	22.9%	22.3%	23.3%	22.6%
Underwriting-related general and administrative expense ratio	5.6%	5.7%	6.0%	4.5%	4.5%	4.1%	4.8%
Combined ratio	114.4%	90.6%	100.2%	102.3%	110.5%	109.9%	103.8%

AXIS CAPITAL HOLDINGS LIMITED
STRATEGIC CAPITAL PARTNERS

	Three months ended September 30,						Nine months ended September 30,
	2021			2020			2021			2020
TOTAL MANAGED PREMIUMS [a]	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Total Managed Premiums	$1,176,500	$469,989	$1,646,489	$935,817	$395,361	$1,331,178	$3,548,169	$2,574,987	$6,123,156	$2,914,100	$2,564,419	$5,478,519
Premiums ceded to Harrington Re	5,549	44,674	50,223	2,686	36,415	39,101	9,594	230,151	239,745	7,886	209,549	217,435
Premiums ceded to Other Strategic Capital Partners	—	136,336	136,336	16,365	87,821	104,186	—	493,811	493,811	52,165	533,178	585,343
Premiums ceded to Other Reinsurers	463,459	—	463,459	371,909	—	371,909	1,410,385	—	1,410,385	1,124,781	—	1,124,781
Net premiums written	$707,492	$288,979	$996,471	$544,857	$271,125	$815,982	$2,128,190	$1,851,025	$3,979,215	$1,729,268	$1,821,692	$3,550,960

FEE INCOME FROM STRATEGIC CAPITAL PARTNERS [b]
Fee income	$—	$18,297	$18,297	$2,552	$13,022	$15,574	$—	$45,992	$45,992	$7,971	$39,591	$47,562

[a] Total managed premiums represents gross premiums written of $1.6 billion and $1.3 billion for the three months ended September 30, 2021 and 2020, respectively, and $6.1 billion and $5.5 billion for the nine months ended September 30, 2021 and 2020, respectively and includes premiums written by the insurance and reinsurance segments on behalf of strategic capital partners and other reinsurers. Premiums ceded to strategic capital partners and other reinsurers by AXIS Insurance and AXIS Re are presented above.
[b] Fee income from strategic capital partners represents service fees and reimbursement of expenses from strategic capital partners. Fee income from strategic capital partners included $6.8 million and $0.4 million in other insurance related income (loss) for the three months ended September 30, 2021 and 2020, respectively and $13.4 million and $2.0 million for the nine months ended September 30, 2021 and 2020, respectively. It also included $11.5 million and $15.2 million as an offset to general and administrative expenses for the three months ended September 30, 2021 and 2020, respectively and $32.6 million and $45.6 million for the nine months ended September 30, 2021 and 2020, respectively.

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME - QUARTER AND YEAR

							Nine months ended September 30,
	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q3 2019	2021	2020

Fixed maturities	$63,712	$61,244	$69,470	$72,727	$73,992	$96,311	$194,426	$244,394
Other investments	41,695	41,414	41,833	30,634	25,125	11,143	124,941	(14,574)
Equity securities	2,724	3,100	2,498	3,069	1,871	2,232	8,322	6,258
Mortgage loans	4,426	4,355	4,187	4,110	3,609	3,984	12,967	11,322
Cash and cash equivalents	692	617	2,336	3,768	2,491	7,034	3,645	9,814
Short-term investments	391	66	133	446	440	973	590	2,303

Gross investment income	113,640	110,796	120,457	114,754	107,528	121,677	344,891	259,517
Investment expenses	(6,301)	(6,124)	(6,292)	(5,251)	(5,572)	(5,914)	(18,717)	(19,419)

Net investment income	$107,339	$104,672	$114,165	$109,503	$101,956	$115,763	$326,174	$240,098

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2021	2021	2021	2020	2020	2019
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$12,380,959	$11,898,300	$11,728,611	$12,041,799	$12,609,241	$12,616,241
Fixed maturities, held to maturity, at amortized cost	416,879	403,370	404,690	—
Equity securities, at fair value	618,822	588,196	547,676	518,445	417,886	429,903
Mortgage loans, held for investment, at fair value	623,487	656,056	629,576	593,290	544,095	407,790
Other investments, at fair value	892,664	865,238	790,530	829,156	760,206	779,200
Equity method investments	145,080	133,169	123,370	114,209	104,242	113,748
Short-term investments, at fair value	68,267	112,862	185,699	161,897	69,996	12,539
Total investments	15,146,158	14,657,191	14,410,152	14,258,796	14,505,666	14,359,421
Cash and cash equivalents	1,499,204	1,589,443	1,560,279	1,503,232	1,440,816	1,208,551
Accrued interest receivable	62,423	63,215	61,222	65,020	70,013	81,371
Insurance and reinsurance premium balances receivable	2,978,996	3,393,777	3,367,142	2,738,342	3,131,791	3,322,316
Reinsurance recoverable on unpaid losses and loss expenses	4,989,645	4,626,454	4,533,232	4,496,641	4,337,683	3,705,793
Reinsurance recoverable on paid losses and loss expenses	506,503	467,180	459,411	434,201	373,431	252,087
Deferred acquisition costs	544,384	574,658	577,509	431,439	520,706	586,440
Prepaid reinsurance premiums	1,460,723	1,479,328	1,379,450	1,194,455	1,278,672	1,243,040
Receivable for investments sold	2,028	3,671	1,450	2,150	17,513	9,711
Goodwill	100,801	100,801	100,801	100,801	102,003	102,003
Intangible assets	211,557	214,286	216,904	219,633	222,362	233,305
Value of business acquired	770	1,798	2,826	3,854	4,881	11,048
Operating lease right-of-use assets	107,791	112,444	116,693	123,579	131,776	116,560
Other assets	324,154	297,484	298,756	305,544	315,683	263,880
TOTAL ASSETS	$27,935,137	$27,581,730	$27,085,827	$25,877,687	$26,452,996	$25,495,526

LIABILITIES
Reserve for losses and loss expenses	$14,658,996	$14,157,353	$14,025,274	$13,926,766	$13,653,488	$12,498,507
Unearned premiums	4,464,282	4,698,944	4,551,424	3,685,886	4,070,649	4,153,003
Insurance and reinsurance balances payable	1,442,729	1,409,772	1,231,403	1,092,042	1,244,846	1,276,123
Debt	1,310,650	1,310,328	1,310,009	1,309,695	1,309,384	1,388,135
Payable for investments purchased	239,073	205,895	389,925	104,777	458,111	89,805
Operating lease liabilities	123,874	130,174	134,002	140,263	140,058	115,887
Other liabilities	360,478	279,504	267,400	322,564	310,565	388,196
TOTAL LIABILITIES	22,600,082	22,191,970	21,909,437	20,581,993	21,187,101	19,909,656

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000	775,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,336,895	2,326,288	2,316,147	2,330,054	2,325,196	2,309,483
Accumulated other comprehensive income	150,122	226,317	214,861	414,395	350,111	176,296
Retained earnings	6,044,843	6,034,151	5,842,850	5,763,607	5,804,637	6,101,902
Treasury shares, at cost	(3,749,011)	(3,749,202)	(3,749,674)	(3,764,568)	(3,766,255)	(3,779,017)
TOTAL SHAREHOLDERS' EQUITY	5,335,055	5,389,760	5,176,390	5,295,694	5,265,895	5,585,870

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$27,935,137	$27,581,730	$27,085,827	$25,877,687	$26,452,996	$25,495,526

Common shares outstanding	84,773	84,767	84,753	84,353	84,309	83,947
Diluted common shares outstanding [a]	87,216	87,197	87,235	86,143	86,132	85,516
Book value per common share	$56.45	$57.09	$54.59	$56.26	$55.94	$57.31
Book value per diluted common share	$54.86	$55.50	$53.03	$55.09	$54.75	$56.26
Tangible book value per diluted common share	$51.89	$52.50	$49.91	$51.90	$51.52	$52.84
Debt to total capital [b]	19.7%	19.6%	20.2%	19.8%	19.9%	19.9%
Debt and preferred equity to total capital	28.0%	27.8%	28.7%	28.2%	28.3%	31.0%

[a]      Treasury stock method was applied. Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]      The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO
At September 30, 2021

	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,688,431	$—	$14,768	$(10,805)	$2,692,394	16.3%
Non-U.S. government	714,081	—	13,696	(7,855)	719,922	4.4%
Corporate debt	4,450,477	(324)	121,913	(24,416)	4,547,650	27.6%
Agency RMBS	1,144,205	—	24,213	(5,380)	1,163,038	7.1%
CMBS	1,185,705	—	42,927	(2,407)	1,226,225	7.4%
Non-Agency RMBS	192,129	(75)	2,818	(1,108)	193,764	1.2%
ABS	1,640,602	—	6,311	(3,668)	1,643,245	10.0%
Municipals	187,137	—	7,826	(242)	194,721	1.2%
Total fixed maturities, available for sale, at fair value	12,202,767	(399)	234,472	(55,881)	12,380,959	75.2%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	10,000	—	—	—	10,000	0.1%
ABS	406,879	—	—	—	406,879	2.4%
Total fixed maturities, held to maturity, at amortized cost	416,879	—	—	—	416,879	2.5%

Equity securities, at fair value
Common stocks	943	—	493	(409)	1,027	—%
Preferred Stocks	115	—	148	—	263	—%
Exchange traded funds	203,336	—	107,163	(659)	309,840	1.9%
Bond mutual funds	306,497	—	1,730	(535)	307,692	1.9%
Total equity securities, at fair value	510,891	—	109,534	(1,603)	618,822	3.8%

Total fixed maturities and equity securities	$13,130,537	$(399)	$344,006	$(57,484)	13,416,660	81.5%

Mortgage loans, held for investment					623,487	3.8%

Other investments					892,664	5.4%

Equity method investments					145,080	0.9%

Short-term investments					68,267	0.4%

Total investments					15,146,158	92.0%

Cash and cash equivalents [a]					1,499,204	9.1%

Accrued interest receivable					62,423	0.4%

Net receivable/(payable) for investments sold (purchased)					(237,045)	(1.5%)

Total cash and invested assets					$16,470,740	100.0%

[a]    Includes $552 million of restricted cash and cash equivalents.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO (CONTINUED)
At September 30, 2021

	Fair Value	Percentage
Other Investments:
Long/short equity funds	$3,762	0.4%
Multi-strategy funds	67,628	7.6%
Direct lending funds	297,047	33.3%
Real estate funds	225,673	25.3%
Private equity funds	226,745	25.4%
Other privately held investments	65,512	7.3%
Collateralized loan obligations - equity tranches	6,297	0.7%
Total	$892,664	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION - QUARTER

	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q3 2019
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	16.3%	15.9%	14.0%	12.2%	12.8%	13.6%
Non-U.S. government	4.4%	4.2%	4.6%	4.3%	4.3%	3.5%
Corporate debt	27.6%	27.9%	28.7%	29.6%	30.8%	32.6%
MBS:
Agency RMBS	7.1%	6.5%	7.7%	8.2%	10.8%	10.5%
CMBS	7.4%	7.1%	8.1%	8.6%	8.9%	8.8%
Non-agency RMBS	1.2%	1.3%	1.1%	0.9%	0.9%	0.4%
ABS	10.0%	9.3%	9.0%	10.9%	10.7%	10.3%
Municipals	1.2%	1.7%	1.8%	1.9%	1.8%	1.3%

Total Fixed Maturities, available for sale	75.2%	73.9%	75.0%	76.6%	81.0%	81.0%
Fixed Maturities, held to maturity:
Corporate debt	0.1%	—%	—%	—%	—%	—%
ABS	2.4%	2.5%	2.6%	—%	—%	—%

Total Fixed Maturities, held to maturity	2.5%	2.5%	2.6%	—%	—%	—%
Equity securities	3.8%	3.7%	3.5%	3.3%	2.7%	2.8%
Mortgage loans	3.8%	4.1%	4.0%	3.8%	3.5%	2.6%
Other investments	5.4%	5.4%	5.1%	5.3%	4.9%	5.0%
Equity method investments	0.9%	0.8%	0.8%	0.7%	0.7%	0.7%
Short-term investments	0.4%	0.6%	1.1%	1.0%	0.3%	0.1%

Total Investments	92.0%	91.0%	92.1%	90.7%	93.1%	92.2%
Cash and cash equivalents	9.1%	9.9%	10.0%	9.6%	9.3%	7.8%
Accrued interest receivable	0.4%	0.4%	0.4%	0.4%	0.4%	0.5%
Net receivable/(payable) for investments sold (purchased)	(1.5%)	(1.3%)	(2.5%)	(0.7%)	(2.8%)	(0.5%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	21.0%	20.7%	18.0%	15.9%	15.8%	16.9%
AAA	36.1%	35.2%	37.0%	37.8%	39.8%	38.6%
AA	7.1%	7.4%	7.8%	7.6%	7.4%	7.1%
A	14.5%	14.6%	15.2%	15.7%	15.7%	14.8%
BBB	12.4%	13.2%	13.4%	14.4%	13.4%	13.8%
Below BBB	8.9%	8.9%	8.6%	8.6%	7.9%	8.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	4.0%	4.3%	5.0%	3.6%	2.9%	2.7%
From one to five years	38.3%	38.7%	36.9%	36.0%	35.3%	39.9%
From five to ten years	19.3%	20.3%	19.5%	20.7%	21.1%	17.2%
Above ten years	2.2%	1.7%	1.9%	2.3%	2.1%	3.3%
Asset-backed and mortgage-backed securities	36.2%	35.0%	36.7%	37.4%	38.6%	36.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	1.9%	2.0%	2.1%	2.3%	2.3%	2.9%
Yield to maturity of fixed maturities	1.4%	1.4%	1.5%	1.3%	1.4%	2.5%
Average duration of fixed maturities	3.1 yrs	3.1 yrs	3.3 yrs	3.3 yrs	3.4 yrs	3.1 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

AXIS CAPITAL HOLDINGS LIMITED
CORPORATE DEBT INVESTED ASSETS COMPOSITION
At September 30, 2021

	Fair Value or Net Carrying Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banks	$819,165	18.0%	5.0%
Non-U.S. banks	376,607	8.3%	2.3%
Corporate/commercial finance	268,883	5.9%	1.6%
Insurance	147,693	3.2%	0.9%
Investment brokerage	75,800	1.7%	0.5%
Total financial institutions	1,688,148	37.1%	10.3%
Consumer non-cyclicals	446,118	9.8%	2.7%
Communications	273,019	6.0%	1.7%
Consumer cyclical	210,617	4.6%	1.3%
Technology	188,128	4.1%	1.1%
Utilities	188,576	4.1%	1.1%
Energy	163,481	3.6%	1.0%
Non-U.S. government guaranteed	140,311	3.1%	0.9%
Industrials	122,587	2.7%	0.7%
Transportation	99,489	2.2%	0.6%
Total investment grade	3,520,474	77.3%	21.4%

Total non-investment grade	1,027,176	22.7%	6.2%

Total corporate debt, available for sale, at fair value	$4,547,650	100.0%	27.6%

Total corporate debt, held to maturity, at amortized cost	$10,000	100.0%	0.1%

AXIS CAPITAL HOLDINGS LIMITED
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At September 30, 2021

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$127,036	$4,271	$131,307	1.1%
MORGAN STANLEY	124,491	3,682	128,173	1.0%
JP MORGAN CHASE & CO	105,913	1,827	107,740	0.9%
GOLDMAN SACHS GROUP	101,588	2,883	104,471	0.8%
WELLS FARGO & COMPANY	90,199	3,377	93,576	0.8%
CITIGROUP INC	75,543	3,667	79,210	0.6%
AT&T INC	48,018	1,014	49,032	0.4%
MITSUBISHI UFJ FINANCIAL GROUP INC	43,558	808	44,366	0.4%
COMCAST CORPORATION	38,545	1,793	40,338	0.3%
VERIZON COMMUNICATIONS INC	37,806	1,527	39,333	0.3%

[a]  These holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At September 30, 2021

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,163,038	$171,489	$4,043	$11,634	$684	$5,914	$1,356,802
Commercial MBS	86,400	1,071,524	63,051	5,250	—	—	1,226,225
ABS	—	1,370,938	105,109	94,075	40,334	32,789	1,643,245

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$1,249,438	$2,613,951	$172,203	$110,959	$41,018	$38,703	$4,226,272

Percentage of total	29.6%	61.9%	4.1%	2.6%	1.0%	0.8%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	—	275,054	131,825	—	—	—	406,879

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$275,054	$131,825	$—	$—	$—	$406,879

Percentage of total	—%	67.6%	32.4%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS

	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q3 2019
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$338,908	$318,421	$329,210	$265,494	$234,072	$158,491
Reinsurance	167,595	148,759	130,201	168,707	139,359	93,596
Total	$506,503	$467,180	$459,411	$434,201	$373,431	$252,087

Reinsurance recoverable on unpaid losses and loss expenses: Case reserves
Insurance	$908,182	$870,602	$870,816	$878,107	$874,612	$869,575
Reinsurance	575,628	518,973	491,517	505,437	452,201	351,179
Total	$1,483,810	$1,389,575	$1,362,333	$1,383,544	$1,326,813	$1,220,754

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$2,569,194	$2,395,835	$2,329,090	$2,339,557	$2,258,508	$1,932,766
Reinsurance	963,728	867,253	866,927	797,251	775,187	570,738
Total	$3,532,922	$3,263,088	$3,196,017	$3,136,808	$3,033,695	$2,503,504

Allowance for expected credit losses:
Insurance	$(23,664)	$(22,749)	$(22,037)	$(21,298)	$(20,369)	$(17,598)
Reinsurance	(3,423)	(3,460)	(3,081)	(2,413)	(2,456)	(867)
Total	$(27,087)	$(26,209)	$(25,118)	$(23,711)	$(22,825)	$(18,465)

Reinsurance recoverable on unpaid and paid losses and loss expenses:
Insurance	$3,792,620	$3,562,109	$3,507,079	$3,461,860	$3,346,823	$2,943,234
Reinsurance	1,703,528	1,531,525	1,485,564	1,468,982	1,364,291	1,014,646
Total	$5,496,148	$5,093,634	$4,992,643	$4,930,842	$4,711,114	$3,957,880

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS
At September 30, 2021

Categories	Reinsurance Recoverable, Gross of Collateral	Collateral	Reinsurance Recoverable, Net of Collateral	% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity	Allowance for expected credit losses	Allowance for expected credit loss as % of Reinsurance Recoverable, Gross of Collateral	Reinsurance recoverable on unpaid and paid losses and loss expenses
Top 10 reinsurers based on gross recoverable	$2,862,627	$(674,499)	$2,188,128	52.3%	41.0%	$(10,996)	0.4%	$2,851,631
Other reinsurers balances > $20 million	2,176,499	(538,866)	1,637,633	39.2%	30.7%	(11,924)	0.5%	2,164,575
Other reinsurers balances < $20 million	484,109	(127,185)	356,924	8.5%	6.7%	(4,167)	0.9%	479,942
Total	$5,523,235	$(1,340,550)	$4,182,685	100.0%	78.4%	$(27,087)	0.5%	$5,496,148

At September 30, 2021, reinsurance recoverable balances, gross of collateral, of 85.7% (December 31, 2020: 87.6%) were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

Top 10 Reinsurers, Net of Collateral		% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity
1	Swiss Reinsurance America Corporation	13.4%	10.5%
2	Harrington Re Ltd.	8.8%	6.9%
3	Lloyds of London	6.8%	5.3%
4	Transatlantic Reinsurance Co	5.9%	4.6%
5	Hannover Ruck SE	5.2%	4.1%
6	Partner Reinsurance Co of the US	4.2%	3.3%
7	SCOR Reinsurance Company	3.6%	2.8%
8	Munich Reinsurance America, Inc	3.2%	2.5%
9	Everest Reinsurance Company	3.1%	2.4%
10	Swiss Reinsurance Company Ltd	2.1%	1.6%
		56.3%	44.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended September 30, 2021			Nine months ended September 30, 2021
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$14,157,353	$(4,626,454)	$9,530,899	$13,926,766	$(4,496,641)	$9,430,125
Incurred losses and loss expenses	1,523,423	(612,054)	911,369	3,640,142	(1,347,583)	2,292,559
Paid losses and loss expenses	(926,407)	233,256	(693,151)	(2,818,606)	776,158	(2,042,448)
Foreign exchange and other	(95,373)	15,607	(79,766)	(89,306)	78,421	(10,885)

End of period [a]	$14,658,996	$(4,989,645)	$9,669,351	$14,658,996	$(4,989,645)	$9,669,351

[a]   At September 30, 2021, reserve for losses and loss expenses included IBNR of $9.2 billion, or 63% (December 31, 2020: $8.6 billion, or 62%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended September 30, 2021			Nine months ended September 30, 2021
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$441,854	$484,553	$926,407	$1,508,867	$1,309,739	$2,818,606
Reinsurance recoverable on paid losses and loss expenses	(154,584)	(78,672)	(233,256)	(567,050)	(209,108)	(776,158)
Net paid losses and loss expenses	287,270	405,881	693,151	941,817	1,100,631	2,042,448

Gross case reserves	47,583	81,030	128,613	26,921	144,094	171,015
Gross IBNR	326,336	142,067	468,403	458,583	191,938	650,521
Reinsurance recoverable on unpaid losses and loss expenses	(218,508)	(160,290)	(378,798)	(295,568)	(275,857)	(571,425)
Net unpaid losses and loss expenses	155,411	62,807	218,218	189,936	60,175	250,111

Total net incurred losses and loss expenses	$442,681	$468,688	$911,369	$1,131,753	$1,160,806	$2,292,559

Gross reserve for losses and loss expenses	$7,797,533	$6,861,463	$14,658,996	$7,797,533	$6,861,463	$14,658,996

Net favorable prior year reserve development	$5,418	$5,594	$11,012	$13,351	$9,787	$23,138

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	64.9%	86.6%	76.1%	83.2%	94.8%	89.1%

Net paid losses and loss expenses / Net premiums earned	42.2%	76.5%	57.2%	48.8%	71.3%	58.8%
Net unpaid losses and loss expenses / Net premiums earned	22.8%	11.9%	18.0%	9.9%	3.9%	7.2%
Net losses and loss expenses ratio	65.0%	88.4%	75.2%	58.7%	75.2%	66.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTER

	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q3 2019

Gross paid losses and loss expenses	$441,854	$493,803	$573,209	$683,379	$502,517	$546,316
Reinsurance recoverable on paid losses and loss expenses	(154,584)	(174,727)	(237,739)	(273,686)	(203,805)	(232,791)
Net paid losses and loss expenses	287,270	319,076	335,470	409,693	298,712	313,525

Gross case reserves	47,583	(1,372)	(19,290)	(34,344)	(68,443)	35,106
Gross IBNR	326,336	83,955	48,294	132,082	277,499	42,137
Reinsurance recoverable on unpaid losses and loss expenses	(218,508)	(69,484)	(7,576)	(62,987)	(64,379)	(51,802)
Net unpaid losses and loss expenses	155,411	13,099	21,428	34,751	144,677	25,441

Total net incurred losses and loss expenses	$442,681	$332,175	$356,898	$444,444	$443,389	$338,966

Gross reserve for losses and loss expenses	$7,797,533	$7,456,368	$7,368,569	$7,310,498	$7,135,537	$6,437,281

Net favorable prior year reserve development	$5,418	$6,427	$1,505	$4,417	$270	$14,609

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	64.9%	96.1%	94.0%	92.2%	67.4%	92.5%

Net paid losses and loss expenses / Net premiums earned	42.2%	50.5%	54.4%	69.5%	52.4%	58.4%
Net unpaid losses and loss expenses / Net premiums earned	22.8%	2.1%	3.5%	5.9%	25.4%	4.8%
Net losses and loss expenses ratio	65.0%	52.6%	57.9%	75.4%	77.8%	63.2%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTER

	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q3 2019

Gross paid losses and loss expenses	$484,553	$416,850	$408,336	$594,863	$467,319	$442,924
Reinsurance recoverable on paid losses and loss expenses	(78,672)	(79,713)	(50,723)	(125,680)	(69,218)	(72,222)
Net paid losses and loss expenses	405,881	337,137	357,613	469,183	398,101	370,702

Gross case reserves	81,030	58,448	4,616	104,547	65,919	27,062
Gross IBNR	142,067	(27,193)	77,064	(137,925)	59,996	224,223
Reinsurance recoverable on unpaid losses and loss expenses	(160,290)	(34,094)	(81,473)	(63,010)	(87,728)	(110,040)
Net unpaid losses and loss expenses	62,807	(2,839)	207	(96,388)	38,187	141,245

Total net incurred losses and loss expenses	$468,688	$334,298	$357,820	$372,795	$436,288	$511,947

Gross reserve for losses and loss expenses	$6,861,463	$6,700,985	$6,656,705	$6,616,268	$6,517,951	$6,061,226

Net favorable prior year reserve development	$5,594	$381	$3,812	$2,142	$314	$12,118

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	86.6%	100.8%	99.9%	125.9%	91.2%	72.4%

Net paid losses and loss expenses / Net premiums earned	76.5%	64.2%	73.4%	94.3%	76.4%	59.7%
Net unpaid losses and loss expenses / Net premiums earned	11.9%	(0.6%)	—%	(19.4%)	7.3%	22.8%
Net losses and loss expenses ratio	88.4%	63.6%	73.4%	74.9%	83.7%	82.5%

AXIS CAPITAL HOLDINGS LIMITED
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AT OCTOBER 1, 2021

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	% of Common Shareholders' Equity	100 Year Return Period	% of Common Shareholders' Equity	250 Year Return Period	% of Common Shareholders' Equity
Single zone, single event
Southeast	U.S. Hurricane	$151	3.2%	$213	4.5%	$308	6.4%
Northeast	U.S. Hurricane	26	0.5%	93	1.9%	207	4.3%
Mid-Atlantic	U.S. Hurricane	61	1.3%	185	3.9%	348	7.3%
Gulf of Mexico	U.S. Hurricane	118	2.5%	168	3.5%	249	5.2%
California	Earthquake	130	2.7%	253	5.3%	338	7.1%
Europe	Windstorm	115	2.4%	146	3.1%	187	3.9%
Japan	Earthquake	65	1.4%	129	2.7%	235	4.9%
Japan	Windstorm	62	1.3%	118	2.5%	136	2.8%

The table above shows our net Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at October 1, 2021. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast U.S. hurricane, net of reinsurance, is approximately $0.2 billion. According to our modeling, there is a one percent chance that on an annual basis, losses incurred from a Southeast U.S. hurricane event could be in excess of $0.2 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast U.S. hurricane will fall below $0.2 billion.
We have developed our PML estimates by combining judgment and experience with the outputs from the catastrophe model, commercially available from AIR Worldwide. Additionally, we have included our estimate of non-modeled perils and other factors which we believe provides us with a more complete view of catastrophe risk.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, the most important of which is by ensuring that management’s judgment supplements the model outputs. Models are continuously validated at the line of business and at a group level by our catastrophe model validation team. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in internal modeling, underwriting portfolios, reinsurance purchasing strategy and in foreign exchange rates.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020

Net income (loss) available (attributable) to common shareholders	$47,385	$(72,945)	$391,028	$(145,855)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	84,771	84,308	84,684	84,235
Dilutive share equivalents:
Share-based compensation plans [a]	565	—	507	—
Weighted average diluted common shares outstanding	85,336	84,308	85,191	84,235

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	$0.56	($0.87)	$4.62	($1.73)
Earnings (loss) per diluted common share	$0.56	($0.87)	$4.59	($1.73)

[a] Due to the net loss attributable to common shareholders recognized for the three and nine months ended September 30, 2020, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLL FORWARD - QUARTER

	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q3 2019

Net income (loss) available (attributable) to common shareholders	$47,385	$227,910	$115,737	$(4,819)	$(72,945)	$27,745

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	84,767	84,753	84,353	84,309	84,306	83,947
Shares issued and treasury shares reissued	10	22	589	83	5	1
Shares repurchased for treasury	(4)	(8)	(189)	(39)	(2)	(1)
Common shares - at end of period	84,773	84,767	84,753	84,353	84,309	83,947

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	84,771	84,764	84,514	84,341	84,308	83,947
Dilutive share equivalents:
Share-based compensation plans [a]	565	503	451	—	—	635
Weighted average diluted common shares outstanding	85,336	85,267	84,965	84,341	84,308	84,582

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	$0.56	$2.69	$1.37	($0.06)	($0.87)	$0.33
Earnings (loss) per diluted common share	$0.56	$2.67	$1.36	($0.06)	($0.87)	$0.33

[a] Due to the net loss attributable to common shareholders recognized for the three months ended December 31, 2020 and September 30, 2020, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At September 30, 2021

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$46.04

Book value per common share	$4,785,055	84,773	$56.45

Dilutive securities: [b]
Restricted stock units		2,443	(1.59)
Book value per diluted common share	$4,785,055	87,216	$54.86

	At December 31, 2020

	Common Shareholders’ Equity	Common Shares Outstanding net of Treasury Shares	Per share

Closing stock price			$50.39

Book value per common share	$4,745,694	84,353	$56.26

Dilutive securities: [b]
Restricted stock units		1,790	(1.17)
Book value per diluted common share	$4,745,694	86,143	$55.09

[a]    Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]    Cash-settled restricted stock units are excluded.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Net income (loss) available (attributable) to common shareholders	$47,385	$(72,945)	$391,028	$(145,855)
Net investment gains [a]	(10,932)	(55,609)	(113,868)	(45,777)
Foreign exchange losses (gains) [b]	(28,032)	60,734	(4,316)	8,760
Reorganization expenses [c]	—	1,413	—	822
Interest in (income) loss of equity method investments [d]	(11,911)	(2,896)	(30,871)	13,579
Income tax expense	4,534	4,235	12,316	10,494
Operating income (loss)	$1,044	$(65,068)	$254,289	$(157,977)

Earnings (loss) per diluted common share	$0.56	$(0.87)	$4.59	$(1.73)
Net investment gains	(0.13)	(0.66)	(1.34)	(0.54)
Foreign exchange losses (gains)	(0.33)	0.72	(0.05)	0.10
Reorganization expenses	—	0.02	—	0.01
Interest in (income) loss of equity method investments	(0.14)	(0.03)	(0.36)	0.16
Income tax expense	0.05	0.05	0.14	0.12
Operating income (loss) per diluted common share	$0.01	$(0.77)	$2.98	$(1.88)

Weighted average diluted common shares outstanding	85,336	84,308	85,191	84,235

Average common shareholders' equity	$4,812,408	$4,731,858	$4,765,375	$4,742,452

Annualized return on average common equity	3.9%	(6.2%)	10.9%	(4.1%)

Annualized operating return on average common equity	0.1%	(5.5%)	7.1%	(4.4%)

[a] Tax expense (benefit) of $606 and $6,667 for the three months ended September 30, 2021 and 2020, respectively, and $9,581 and $9,104 for the nine months ended September 30, 2021 and 2020 respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize capital losses.
[b]  Tax expense (benefit) of $3,928 and ($2,245) for the three months ended September 30, 2021 and 2020, respectively, and $2,735 and $1,366 for the nine months ended September 30, 2021 and 2020 respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the tax status of specific foreign exchange transactions.
[c] Tax expense (benefit) of $(187) for the three months ended September 30, 2020 and $24 for the nine months ended September 30, 2020, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.
[d]  Tax expense (benefit) of $nil for the three and nine months ended September 30, 2021 and 2020 respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE - TREASURY STOCK METHOD [a]
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2021	2021	2021	2020	2020	2019
Common shareholders' equity	$4,785,055	$4,839,760	$4,626,390	$4,745,694	$4,715,895	$4,810,870
Less: goodwill	(100,801)	(100,801)	(100,801)	(100,801)	(102,003)	(102,003)
Less: intangible assets	(211,557)	(214,286)	(216,904)	(219,633)	(222,362)	(233,305)
Associated tax impact	53,175	53,241	45,565	45,991	46,333	42,881
Tangible common shareholders' equity	$4,525,872	$4,577,914	$4,354,250	$4,471,251	$4,437,863	$4,518,443

Diluted common shares outstanding, net of treasury shares	87,216	87,197	87,235	86,143	86,132	85,516

Book value per diluted common share	$54.86	$55.50	$53.03	$55.09	$54.75	$56.26

Tangible book value per diluted common share	$51.89	$52.50	$49.91	$51.90	$51.52	$52.84

[a]     Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding. Cash-settled restricted stock units are excluded.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations - Quarter' and 'Consolidated Statements of Operations - Year' sections of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio. As a result, we believe that foreign exchange losses (gains) are not a meaningful contributor to our underwriting performance, therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss).

Reorganization expenses are related to the transformation program which was launched in 2017. This program encompasses the integration of Novae Group plc ("Novae"), which commenced in the fourth quarter of 2017, the realignment of our accident and health business, together with other initiatives designed to increase efficiency and enhance profitability, while delivering a customer-centric operating model. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets including value of business acquired ("VOBA") arose from business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations - Quarter' and 'Consolidated Statements of Operations - Year' sections of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. In addition, we recognize unrealized foreign exchange losses (gains) on our equity securities and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities in net investment gains (losses). We also recognize unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss). These unrealized foreign exchange losses (gains) generally offset a large portion of the foreign exchange losses (gains) reported in net income (loss), thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business.

Reorganization expenses are related to the transformation program which was launched in 2017. This program encompasses the integration of Novae, which commenced in the fourth quarter of 2017, the realignment of our accident and health business, together with other initiatives designed to increase efficiency and enhance profitability, while delivering a customer-centric operating model. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, these expenses are excluded from operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process, therefore, this income (loss) is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.